SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):       Commission File Number:
June 3, 2003                                                           1-12358



                            COLONIAL PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)



                  Alabama                                 59-7007599
       (State or other jurisdiction                     (IRS Employer
             of incorporation)                      Identification Number)



          2101 Sixth Avenue North
                 Suite 750
            Birmingham, Alabama                             35202
 (Address of principal executive offices)                (Zip Code)


               Registrant's telephone number, including area code:
                                 (205) 250-8700


                                 Not applicable
          (Former name or former address, if changed since last report)

                            COLONIAL PROPERTIES TRUST

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

     (c)      Exhibits

              Exhibit               Document

               99.1 Colonial Properties Trust Revised Earnings Press Release dated June 2, 2003.


Item 9. Regulation FD Disclosure

         On June 2, 2003, Colonial Properties Trust (the "Company") announced that its earnings guidance for the year ending December 31, 2003 is being revised due to the recent issuance of 2.11 million shares of common equity. A copy of the Company's revised earnings press release is furnished as Exhibit
99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          COLONIAL PROPERTIES TRUST


Date:  June 3, 2003                     By: /s/ Howard B, Nelson, Jr.
                                                ---------------------------

                                        Name:   Howard B. Nelson, Jr.
                                        Title:  Chief Financial Officer and
                                                Secretary